Exhibit 10.13
SUPPLEMENT TO GUARANTY AGREEMENT
     THIS SUPPLEMENT, dated as of October [20], 2006 (this “Supplement”), is to the Guaranty Agreement, dated as of August 23, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Guaranty”), among the Guarantors (such capitalized term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Guaranty) from time to time party thereto, in favor of THE CIT GROUP/BUSINESS CREDIT, INC., as administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.
W I T N E S S E T H:
     WHEREAS, pursuant to the provisions of Section 5.18 of the Guaranty, each of the undersigned is becoming a Guarantor under the Guaranty; and
     WHEREAS, each of the undersigned desires to become a “Guarantor” under the Guaranty in order to induce the Lenders to continue to extend Extensions of Credit under the Credit Agreement;
     NOW, THEREFORE, in consideration of the premises, and for other consideration (the receipt and sufficiency of which is hereby acknowledged), each of the undersigned agrees, for the benefit of each Secured Party, as follows.
     SECTION 1. Party to Guaranty, etc. In accordance with the terms of the Guaranty, by its signature below, each of the undersigned hereby irrevocably agrees to become a Guarantor under the Guaranty with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Guaranty applicable to it as a Guarantor and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct as of the date hereof. In furtherance of the foregoing, each reference to a “Guarantor” and/or “Guarantors” in the Guaranty shall be deemed to include each of the undersigned.
     SECTION 2. Representations. Each of the undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Guaranty constitute the legal, valid and binding obligation of such undersigned, enforceable against it in accordance with its terms.
     SECTION 3. Full Force of Guaranty. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect in accordance with its terms.
     SECTION 4. Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision
Supplement to Guaranty Agreement

     shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Guaranty.
     SECTION 5. Indemnity; Fees and Expenses, etc. Without limiting the provisions of any other Loan Document, each of the undersigned agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred in connection with this Supplement, including reasonable attorney’s fees and expenses of the Administrative Agent’s counsel.
     SECTION 6. Governing Law, Entire Agreement etc. THIS SUPPLEMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Supplement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.
     SECTION 7. Counterparts. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
Supplement to Guaranty Agreement

2

     IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be duly executed and delivered by its Authorized Officer as of the date first above written.

ATX COMMUNICATIONS, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CORECOMM-ATX, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

ATX LICENSING, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

ATX TELECOMMUNICATIONS SERVICES OF
VIRGINIA, LLC

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CORECOMM SERVICES, LLC

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Supplement to Guaranty Agreement

CORECOMM COMMUNICATIONS, LLC

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CCL HISTORICAL, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CORECOMM NEWCO, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

FCC HOLDCO I, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CORECOMM-VOYAGER, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Supplement to Guaranty Agreement

CORECOMM INTERNET GROUP, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

VOYAGER INFORMATION NETWORKS, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CCL HISTORICAL ILLINOIS, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CCL HISTORICAL INDIANA, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CCL HISTORICAL MARYLAND, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Supplement to Guaranty Agreement

CCL HISTORICAL MASSACHUSETTS, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CCL HISTORICAL MICHIGAN, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CCL HISTORICAL MISSOURI, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CCL HISTORICAL NEW JERSEY INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CCL HISTORICAL NEW YORK, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Supplement to Guaranty Agreement

CCL HISTORICAL OHIO, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CCL HISTORICAL PENNSYLVANIA, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CCL HISTORICAL RHODE ISLAND, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CCL HISTORICAL VERMONT, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CCL HISTORICAL WEST VIRGINIA, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Supplement to Guaranty Agreement

CORTELYOU COMMUNICATIONS CORP.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Supplement to Guaranty Agreement

ACCEPTED AND AGREED FOR ITSELF
AND ON BEHALF OF THE SECURED PARTIES:

THE CIT GROUP/BUSINESS CREDIT, INC.,
     as Administrative Agent

By	/s/ Cyntra A. Trani
Name: Cyntra A. Trani
Title: Senior Vice President
Supplement to Guaranty Agreement